Exhibit 99.1

Nomadar Accelerates Global Platform Execution with Continued Strategic Investment

Reinforcing Institutional Alignment as Scalable Global Platform Gains Momentum

Marshall, Texas — Thursday, March 30, 2026 — Nomadar (NASDAQ: NOMA) (“Nomadar” or the “Company”), a global sports development and technology platform operating at the intersection of high-performance training, infrastructure, and digital engagement, today announced the continued strengthening of its capital position through additional strategic investment, reinforcing the Company’s ability to accelerate execution across its expanding global platform.

This latest investment follows the Company’s recently announced strategic partnership with international investor Christian Septien and reflects growing investor alignment with Nomadar’s long-term vision, execution trajectory, and scalable international model.

Momentum Building: Capital Supporting Execution

The continued inflow of capital underscores increasing market recognition of Nomadar’s integrated ecosystem, which combines elite athlete development programs, international training infrastructure, digital engagement platforms, and large-scale sports and entertainment destinations connected to professional football through Cádiz CF.

These investments have been secured through the Company’s majority shareholder, Sport City Cádiz, as part of its strategic commitment to support Nomadar following its public listing.

Sport City Cádiz had previously committed to securing $10 million in capital within the first 18 months post-listing. Once all contracted funds have been received, that commitment will have been fulfilled ahead of schedule and exceeded, reinforcing both the strength of the Company’s strategic backing and the pace of its execution.

Strategic capital reinforces growth trajectory

As part of this continued capital support, Nomadar has secured an additional $1.73 million investment from a new investor, following the previously announced $5.4 million strategic investment led by Christian Septien, bringing total recent capital raised to approximately $7.13 million in support of ongoing platform expansion.

While not positioned as standalone events, these investments collectively reflect increasing investor confidence in Nomadar’s long-term vision and its ability to execute on a scalable global platform.

Executing A Scalable Global Platform

Building on the momentum generated by its recent strategic partnership, Nomadar is advancing its roadmap to:

- Expand High-Performance Training (HPT) programs into new international markets

- Accelerate development of the JP Financial Arena project

- Enhance its technology platform across performance analytics, artificial intelligence, and fan engagement

The Company’s model is designed to operate as a globally connected ecosystem, integrating sports, infrastructure, and digital engagement into a unified, scalable platform.

Positioned For Global Demand

Nomadar operates at the convergence of several rapidly expanding global sectors, including sports development, experiential infrastructure, and technology-enabled audience engagement.

As international markets continue to invest in sports, tourism, and digital infrastructure, Nomadar believes it is well-positioned to participate in a broad, multi-billion dollar global opportunity.

Leadership Commentary

Joaquin Martin, CEO of the Americas & Global Vice Chairman of Nomadar, stated:

“We are seeing strong alignment between our strategic roadmap and investor appetite for globally scalable, technology-enabled platforms. Exceeding our initial capital commitment ahead of schedule reinforces confidence in our execution and long-term growth trajectory.”

Capital deployment to accelerate expansion

Nomadar intends to deploy capital toward:

- Expanding international training and development programs

- Advancing key infrastructure projects, including JP Financial Arena

- Enhancing its technology stack across AI, analytics, and fan engagement

- Strengthening strategic partnerships across priority global markets

These initiatives are expected to further accelerate the Company’s expansion while reinforcing its role in shaping the next generation of global sports development platforms.

About Nomadar

Nomadar Corp. is a U.S.-based company operating at the intersection of sports, tourism, technology, and health. A subsidiary of Cádiz CF, a 115-year-old professional soccer club competing in La Liga, Nomadar develops innovative projects that connect global audiences through experiences that combine health, entertainment, and digital engagement.

The Company is also advancing the JP Financial Arena real estate development project for a multi-purpose event center in southern Europe, designed to host international sports, cultural, and corporate events. Nomadar’s mission is to create sustainable, technology-driven platforms that enhance the connection between sports, community, and health.

Safe Harbor Statement

This Press Release includes “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. This forward-looking information relates to future events or future performance of Nomadar and reflects management’s expectations and projections regarding Nomadar’s growth, results of operations, performance, and business prospects and opportunities, including but not limited to statements regarding strategic investments in the Company, and the potential benefits thereof. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “aim”, “seek”, “is/are likely to”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other comparable terminology intended to identify forward-looking statements. Forward- looking statements are based on certain assumptions and analyses made by the management of Nomadar in light of its experience and understanding of historical trends and current conditions and other factors management believes are appropriate to consider, which are subject to risks and uncertainties. Although Nomadar’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and actual results may vary materially from the forward-looking information presented. Given these risks and uncertainties underlying the assumptions made, prospective purchasers of Nomadar’s securities should not place undue reliance on these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by applicable law, Nomadar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on Nomadar’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Potential investors should read this document with the understanding that Nomadar’s actual future results may be materially different from what is currently anticipated. The Company cautions investors that actual results may differ materially from those anticipated and encourages investors to review other factors that may affect its future results in the Company´s filings with the SEC, available at www.sec.gov. Further descriptions of these risks and uncertainties can be found in the Company’s Registration Statement on Form S-1 (File No. 333-284716) originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 6, 2025, as amended and supplemented from time to time, and in subsequent filings with and submissions to, the SEC, as the same may be amended and supplemented from time to time, which are available at www.sec.gov. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events, or circumstances or otherwise.

Public Relations/Strategic Advisory

Phoenix MGMT & Consulting

PR@PhoenixMGMTconsulting.com

Media Contact

Fatema Bhabrawala

Director of Media Relations, Alliance Advisors

fbhabrawala@allianceadvisors.com

Investor Contacts

investor.relations@nomadar.com

or

Richard Land, Alliance Advisors

nomaIR@allianceadvisors.com